UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2004

                             FreePCSQuote.Com, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in charter)


               Nevada                   000-26293               85-0420306
--------------------------------------------------------------------------------
     (State of Incorporation)    (Commission File Number)      (IRS Employer
                                                             Identification No.)

                              19950 Mariner Avenue
                               Torrance, CA 90503
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (310) 921-3444
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                    4824 Braeburn Drive, Las Vegas, NV 89130
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

On January 16, 2004, FreePCSQuote.Com., Inc., a Nevada corporation (the "Registrant"), FPQT Acquisition Corporation, a Nevada corporation ("Merger Sub") and Digital Learning Institute, Inc., a privately-held Delaware corporation ("DLI"), entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, acquired DLI in exchange for shares of the Registrant's common stock (the "Merger"); 2,215,803 shares were issued to the holders of DLI stock and 38,129 shares were issued into escrow to cover indemnification obligations, if any, of DLI. The Registrant issued an additional 38,129 shares into escrow to cover its own indemnification obligations. Immediately after the Merger was consummated and further to the Agreement, Eric Borgeson, the controlling stockholder of the Registrant, cancelled 2,500,00 shares of the Registrant's Common Stock held by him (the "Cancellation"). In addition, the Registrant issued an aggregate of 66,088 shares of its Common Stock to certain individuals identified by DLI's investment banker. The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The stockholders of DLI (four stockholders owning 2,215,803 shares), as of the closing date of the Merger and after giving effect to the Cancellation, now own approximately 86.8% of the Registrant's common stock outstanding as of January 16, 2004 (excluding any additional shares issuable upon outstanding options, warrants and other securities convertible into common stock or shares issued pursuant to the aforementioned escrows).

Under Nevada law, the Registrant did not need the approval of its stockholders to consummate the Merger, as the constituent corporations in the Merger were Merger Sub and DLI, which are business entities incorporated under the laws of Nevada and Delaware, respectively. The Registrant is not a constituent corporation in the Merger.

For accounting purposes, this transaction was being accounted for as a reverse merger, since the stockholders of DLI own a majority of the issued and outstanding shares of common stock of the Registrant, and the directors and executive officers of DLI became the directors and executive officers of the Registrant. Upon consummation of the Merger and after giving effect to the Cancellation, the members of the Board of Directors of the Registrant consisted of Aurangzeb Bhatti and Umesh Patel; Mr. Borgeson resigned as the President and sole Director of the Company. No agreements exist among present or former controlling stockholders of the Registrant or present or former members of DLI with respect to the election of the members of our board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.

The Registrant intends to file a 14(c) Information Statement with the Securities and Exchange Commission whereby it will (i) change its name to Digital Learning Management Corporation; (ii) amend its Articles of Incorporation to increase its authorized shares of common stock to 75,000,000 shares and to authorize 5,000,000 shares of blank check preferred stock; and (iii) amend its Articles of Incorporation to effectuate a 7.8680269-for-1 forward stock split.

Beneficial Owners

The following table shows the stockholdings of all directors and executive officers of the Registrant, principal stockholders who own beneficially more than five percent of the Registrant's issued and outstanding common stock, and all directors and officers of the Registrant as a group as of January 20, 2004, after giving effect to the Merger and the Cancellation, based on 2,555,147 shares outstanding at January 20, 2004.

---------------------------------------- -------------------------------------- --------------------------------------
                                                          SHARES
        NAME AND ADDRESS(1)                         BENEFICIALLY OWNED                         PERCENT
---------------------------------------- -------------------------------------- --------------------------------------
Aurangzeb Bhatti                                       887,503(2)                               34.6%
---------------------------------------- -------------------------------------- --------------------------------------
Umesh Patel                                            887,503(2)                               34.6%
---------------------------------------- -------------------------------------- --------------------------------------
Al Jinnah                                              132,948                                   5.2%
---------------------------------------- -------------------------------------- --------------------------------------
All officers and directors as a group                1,907,954(3)                               74.0%
(3 persons)
---------------------------------------- -------------------------------------- --------------------------------------


     (1) The address of each person is c/o Digital Learning Institute, Inc., 19950 Mariner Avenue, Torrance, CA 90503.

     (2) Includes options to purchase 12,261 shares exercisable at $6.974 per share that are exercisable within 60 days.

     (3) Includes options to purchase 24,522 shares exercisable at $6.974 that are exercisable within 60 days.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Set forth below is certain information concerning the principal terms of the Merger and the business of the Registrant and DLI.

Principal Terms of the Merger

At the Effective Time of the Merger (as defined in the Merger Agreement), Merger Sub was merged with and into DLI. The separate existence of Merger Sub ceased, and DLI continued as the surviving corporation (the "Surviving Corporation") under the name Digital Learning Institute, Inc. The Certificate of Incorporation of DLI in effect immediately prior to the Effective Time of the Merger became the Certificate of Incorporation of the Surviving Corporation. The directors and officers of DLI at the Effective Time of the Merger became the directors and officers of the Surviving Corporation. Aurangzeb Bhatti is the President of DLI and its Board of Directors is currently the same as that of the Registrant.

Each share of DLI common stock (an aggregate of 5,000,000 shares) was converted into one share of the Registrant's common stock in the Merger, an exchange ratio of 1:.441606 (the "Exchange Ratio").

At the Effective Time of the Merger, all options to purchase DLI shares then outstanding under the DLI Stock Option Plan (the "DLI Option Plan"), and all stock options to purchase DLI shares then outstanding which are not under the DLI Option Plan, in each case whether vested or unvested (a total of 495,500 stock options), and the DLI Option Plan itself, along with warrants to purchase 100,000 shares of DLI common shares, were assumed by the Registrant at the Effective Time of the Merger. The numbers of shares issuable pursuant to and exercise prices of said options and warrants were also adjusted for the Exchange Ratio; other than the foregoing, each DLI stock option and warrant so assumed by the Registrant continues to have, and be subject to, the same terms and conditions of such stock options and warrants immediately prior to the Effective Time of the Merger (including, without limitation, any repurchase rights or vesting provisions and provisions regarding the acceleration of vesting on certain transactions).

Description of the Registrant

The Registrant, a Nevada corporation, incorporated on February 18, 1999, was, until the Effective Time of the Merger, a development stage company with a principal business objective to allow businesses the opportunity to generate revenues through the use of its Internet technology solutions and services. Through the use of its computer software, network technology, and systems management the Registrant provided its customers outsourced web site and application hosting solutions. It had yet to generate significant revenues from operations.

An objective of the Registrant became the acquisition of an operating company with experienced management and the potential for profitable growth in exchange for its securities. Prior to the Effective Time, Eric Borgeson was the sole director and officer of the Registrant. Mr. Borgeson resigned as the President and sole director of the Registrant immediately after the Effective Time of the Merger.

The shares of common stock of the Registrant are traded on the OTC Bulletin Board under the symbol "FPQT.OB."

Following the Merger, stockholders of DLI became stockholders of the Registrant. All executive officers of DLI became executive officers of the Registrant, and the Board of Directors of DLI became the Board of Directors of the Registrant. Upon the consummation of the Merger, DLI became a wholly-owned subsidiary of the Registrant.

Description of DLI

DLI is a for-profit continued education company that leverages existing universities' (course credits) accreditations, and campuses to provide training and education. DLI currently has enrolled active students from several California State University locations as well as trade and vocational schools.

DLI's strategy has been to grow its enrollment base under its existing course offerings and to reduce the cost of learning through it proprietary Learning Management Software.

DLI now looks to increase its enrollment base, add to its curriculum offerings and supplement its accreditations offerings through its recent acquisition of McKinley University, as well as additional planned acquisitions of small vocational schools. The acquisition gives DLI more breadth in course offerings through the schools accreditations and business class offerings while using its scaleable education software application to conduct courses over the Internet.

DLI's Business and Operations

DLI offers a hybrid model of providing the solution for today's complex education and training growth environment. DLI provides post secondary education and training in the following niche markets:

         o        Information Technology;

         o        Business; and

         o        Specialized Nurses training (planned).

In addition, DLI provides custom developed training. DLI has articulation agreements with professional carrier institutes and California State Universities for granting continuing education college credits. DLI has created custom programs with Cal State Fullerton University's department of business and economics, Emerging Markets JVs, and other entities in developing countries.

DLI believes that its strategic alliances with the Cal State Universities, the Woodbury University and universities in the State of California attract clientele because they provide reputable certifications and accreditations. At the same time, DLI minimizes the costs of classroom real-estate, the acquisition of certifications, and building brand equity.

Growth Strategy

DLI's economic growth drivers consist of its counter-cyclical niche in the corporate training, and global 100 companies' inclination towards outsourcing. Moreover, DLI believes that availability of funds exists for the corporate training market because continued education is sponsored by the U.S. Government.

DLI intends to grow both organically and through acquisitions. DLI continues to grow organically by providing education to the telecom industry through its partnership arrangements with various institutions, including California State University (Fullerton, Dominguez Hills, Channel Islands) and Woodbury University. DLI is also actively pursuing opportunities by marketing directly to Fortune 500 corporations and additional institutions of higher learning.

DLI's acquisition strategy is to acquire enrolled students, accreditations and course breadth while installing its scaleable technology infrastructure and consolidating costs.

Industry Overview

DLI is focusing on the post-secondary education market. DLI believes that some of the key drivers for the growth of this market are:

         o technology transformation into mainstream everyday life and business forcing people to become proficient in computer usage and its diversified applications;

         o the Internet has brought information, people and businesses together in an interactive environment; and

         o        growing demand for the skilled labor.

With the information age transformation in the last decade, new tools and work skills are being required in schools, colleges, business and services at a global scale. DLI believes that the norms of the traditional classrooms are no longer sufficient and efficient to accommodate the requirements of the fast growing global technology evolution that universities and other schools don't have the logistics and the infrastructure and the financial resources to keep pace.

Most major universities are now offering limited web-based classes along with the traditional classroom instructions. Major efforts are in the process to bring the web-base teaching within the mainstream education infrastructure. With the exponential growth of student population and the demand for the skilled labor force educational institutions are being forced to look at radically different methodology to help them keep pace with the demands. DLI believes that the web-based application is the most appropriate solution, hence offering a hybrid solution.

DLI believes that this problem creates opportunities. DLI currently offers a solution, which encompasses the traditional classroom schooling methodology, as well as a comprehensive total web-based solution, hence offering a hybrid approach to the problem. DLI also has joint venture alliances with mainstream universities and institutions, offering an approach whereby a student has the option to get a degree/certification from DLI's on-line university and/or from one of the joint venture mainstream universities. DLI believes that this, in turn, helps solve the growth demand problem for universities and other institutions. DLI believes that this has put it in a strong market position, solving the needs and challenges of today's education growth demands.

Competition

DLI competes with companies such as Corinthian Colleges, DeVry, Inc., New Horizon International, Inc. and Phoenix University On Line. All of these education institutions are vertically integrated where the curriculum is taught via their own infrastructure and institutions. Despite the size and scope of these larger players, DLI believes that its strength lies in its ability to be flexible. A significant portion of revenues comes from the traditional classroom teaching and lacks the Internet, telecom infrastructure, logistics and the teaching depth and the breadth offered in on-line teaching. DLI believes that another strength is that it doesn't focus solely on domestic education. Additionally, none of the companies offer a joint venture with any of the mainstream universities.

Facilities And Equipment

DLI's headquarters are located in Torrance, California.

Risk Factors

The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. The Registrant and DLI will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

Risks Related To DLI

Risks Related to DLI's Business

DLI's success depends in part on its ability to expand the content of its existing programs and develop new programs in a cost-effective manner and on a timely basis.

DLI's success depends in part on its ability to expand the content of its programs, develop new programs in a cost-effective manner, and meet its students' needs in a timely manner. The expansion of DLI's existing programs and the development of new programs may not be accepted by its students or the online education market. Even if DLI is able to develop acceptable new programs, it may not be able to introduce these new programs as quickly as its students require or as quickly as its competitors.

Failure to adequately respond to changes in market needs and technologies could have a material adverse effect on DLI's business and results of operations.

Many prospective employers of DLI's graduates increasingly demand that their entry-level employees possess practical technological or professional skills. Education programs at DLI's schools must keep pace with such shifting requirements. DLI's inability to adequately respond to changes in market requirements due to financial constraints, technological change or other factors could have a material adverse effect on its business and results of operations.

Capacity constraints or system disruptions to DLI's computer networks could damage the reputation of DLI and limit its ability to attract and retain students.

The performance and reliability of DLI's program infrastructure is critical to the reputation of DLI and its ability to attract and retain students. Any system error or failure, or a sudden and significant increase in traffic, may result in the unavailability of DLI's computer networks. DLI has experienced system failures due to both software defects and operational errors. Most failures resulted in brief periods of slow performance rather than interruptions in service. Individual, sustained, or repeated occurrences could significantly damage the reputation of DLI and result in a loss of potential or existing students. We cannot assure you that DLI will be able to expand its program infrastructure on a timely basis sufficient to meet demand for its programs.

DLI's computer systems and operations are vulnerable to interruption or malfunction due to events beyond its control, including natural disasters and telecommunications failures. DLI presently has a limited amount of redundant facilities, and its formal disaster recovery plan has never been tested. Any interruption to DLI's computer systems or operations could have a material adverse effect on the ability of DLI to attract and retain students.

DLI's computer networks may be vulnerable to security risks that could disrupt operations and require it to expend significant resources.

DLI's computer networks may be vulnerable to unauthorized access, computer hackers, computer viruses, and other security problems. A user who circumvents security measures could misappropriate proprietary information or cause interruptions or malfunctions in operations. Due to the sensitive nature of the information contained on DLI's networks, such as students' grades, its networks may be targeted by hackers. As a result, DLI may be required to expend significant resources to protect against the threat of these security breaches or to alleviate problems caused by these breaches.

DLI may incur liability for the unauthorized duplication or distribution of class materials posted online for class discussions.

In some instances, DLI's instructors may post various articles or other third-party content on the class discussion board. DLI may incur liability for the unauthorized duplication or distribution of this material posted online for class discussions. We cannot assure you that a third party will not raise a claim against DLI for the unauthorized duplication of this material. Any such claim could subject DLI to costly litigation and impose a significant strain on its financial resources and management personnel regardless of whether the claims have merit. DLI's general liability insurance may not cover or be adequate for potential claims of this type and DLI may be required to alter the content of its classes or pay financial damages.

The Registrant cannot predict DLI's future capital needs, and may not be able to secure additional financing.

The Registrant will likely need to raise additional funds in the future to fund DLI's operations, to expand its markets and product offerings, or to respond to competitive pressures or perceived opportunities. We cannot assure you that additional financing will be available on favorable terms, or at all. If adequate funds are not available when required or on acceptable terms, DLI may be forced to cease its operations, and even if it is able to continue its operations, its ability to increase enrollments and revenues may be adversely affected.

DLI's future success depends in part upon its ability to recruit and retain key personnel.

DLI's success to date has been, and its continuing success will be, substantially dependent on the continued services of its executive officers and other key personnel, who generally have extensive experience in the industry and have been employed by us for substantial periods of time. If we ceased to employ any of these integral personnel and failed to manage a smooth transition to new personnel, our business could suffer.

DLI's success also depends, in large part, upon its ability to attract and retain highly qualified faculty and school presidents and administrators. Due to the nature of its business, DLI may have difficulty locating and hiring qualified personnel to fill open positions, and retaining such personnel once hired. The loss of the services of any key employees, or DLI's failure to attract and retain other qualified and experienced personnel on acceptable terms, could have an adverse effect on its business and results of operations.

DLI's business is subject to seasonal fluctuations, which may cause its operating results to fluctuate from quarter-to-quarter. This fluctuation may result in volatility or have an adverse effect on the market price of the Registrant's common stock.

DLI experiences, and it expects to continue to experience, seasonal fluctuations in its revenue because fewer students are enrolled during the summer months. These seasonal fluctuations in DLI's operating results could result in volatility or have an adverse effect on the market price of the Registrant's common stock. In addition, as DLI's revenues continue to grow, these seasonal fluctuations may become more evident.

Risks Related to DLI's Industry

The market for online learning may not continue to develop.

The use of online education and training may not increase as anticipated and DLI's programs may not be accepted by working adult students. Also, some educators are opposed to online education and have the capacity to negatively influence the market for DLI's programs. Some critics have also expressed concerns regarding the perceived loss of control over the educational process that can result from the outsourcing of online campuses and courses. DLI may be unable to continue to increase its number of students and revenues if the higher education and training market does not more generally accept online learning.

DLI operates in a highly competitive market with rapid technology changes and it may not have the resources needed to compete successfully.

Online education is a highly fragmented and competitive market that is subject to rapid technological change. Competitors vary in size and organization from traditional colleges and universities, many of which have some form of online education programs, to for-profit schools, corporate universities, and software companies providing online education and training software. We expect the online education and training market to be subject to rapid changes in technologies. DLI may not have the resources necessary to compete with the rapidly changing technologies being developed by its competitors and its success will depend on its ability to adapt to these changing technologies.

Competitors may harm DLI's business by operating more effectively or more efficiently in its market.

The postsecondary education market is highly competitive. DLI's schools compete with traditional public and private two-year and four-year colleges and universities and other for-profit schools, including those that offer distance learning programs. Certain public and private colleges and universities may offer programs similar to those of DLI. Public institutions are often able to charge lower tuition, due in part to government subsidies, government and foundation grants, tax-deductible contributions and other financial resources not available to for-profit schools like those operated by DLI. Some of DLI's competitors, in both the public and private sectors, have substantially greater financial and other resources than DLI, which may allow them to have greater success in the market.

Changes in the extensive regulations to which DLI is subject could increase its cost of doing business or affect its ability to grow.

DLI is subject to extensive private, federal, and state regulation. New or revised interpretations of the regulations by any of the regulatory entities that determine DLI's accreditation, state licensure, or eligibility for federal financial aid could increase DLI's cost of doing business or affect its ability to continue increasing its number of students and revenue.

State regulations for distance education are currently uncertain and may require DLI to expend significant resources and significantly limit its ability to expand its business.

State regulations for distance education providers are uncertain. DLI may have to devote significant time and financial resources in order to comply with various state laws and regulations if states determine to regulate online education. DLI may not have sufficient resources to comply with any new laws and regulations that may be enacted, which could preclude it from operating in one or more states and could significantly limit the ability to expand its business.

Risks Related To Capital Structure

There is no assurance of an established public trading market.

Although the Registrant's common stock trades on the NASD OTC Bulletin Board, a regular trading market for the securities may not be sustained in the future. The NASD has enacted recent changes that limit quotations on the OTC Bulletin Board to securities of issuers that are current in their reports filed with the Securities and Exchange Commission. The effect on the OTC Bulletin Board of these rule changes and other proposed changes cannot be determined at this time. The OTC Bulletin Board is an inter-dealer, Over-The-Counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for the Registrant's common stock will be influenced by a number of factors, including:


         o the issuance of new equity securities pursuant to this, or a future, offering;

         o        changes in interest rates;

         o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

         o        variations in quarterly operating results;

         o        change in financial estimates by securities analysts;

         o the depth and liquidity of the market for Registrant's common stock;

         o investor perceptions of our company and the technologies industries generally; and

         o        general economic and other national conditions.

The Registrant's common stock could be considered a "penny stock."

The Registrant's common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Securities Exchange Act of 1934, as amended. These include but are not limited to the following: (i) the stock trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the NASDAQ Stock Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2.0 million, if in business more than a continuous three years, or with average revenues of less than $6.0 million for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

Broker-dealer requirements may affect trading and liquidity.

Section 15(g) of the Securities Exchange Act of 1934, as amended, and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

Potential investors in the Registrant's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock." Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in
(ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of the Registrant's common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

Special note regarding forward-looking statements

Some of the statements under "Risk Factors" and elsewhere in this Current Report on Form 8-K constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology.

Although the Registrant believe that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Registrant nor any other person assumes responsibility for the accuracy and completeness of such statements. The Registrant is under no duty to update any of the forward-looking statements after the date of this report.

Management Of The Registrant After The Effective Date Of The Merger

Directors And Executive Officers

In connection with the Merger, all of the Directors and Executive Officers of DLI became directors and executive officers of the Registrant and Eric Borgeson resigned as the President and sole director of the Registrant. The following table sets forth the name and position of each of the Registrant's directors and executive officers immediately after the Effective Date of the Merger (January 20, 2004).

Name                                            Position
----                                            --------
Aurangzeb Bhatti                                President and Director
Umesh Patel                                     Vice President and Director
Al Jinnah                                       Secretary


Aurangzeb Bhatti. Mr. Bhatti has over 25 years of experience in information technology and the education field. Mr. Bhatti has worked with a broad range of computer systems, and has been deeply involved in information technology, security and computer intrusion detection aspects since 1979. He has advised several banks, financial, institutions and multi national organizations on Electronic Security Policy and Computer System Auditing and Testing. These include Lloyds Bank, Coast Savings and Loan, and Warner Communications, Inc. (now AOL/Time Warner). Mr. Bhatti is the founder of NovaQuest InfoSystems, Inc. and ComputerLand LAX. He successfully grew the company through competitive growth as well as external acquisitions of several companies, including Nynex Infosystems, Pactel InfoSystems, West US Group, Interlink Technologies, ETR and ATMLink. In 1995, Mr. Bhatti founded WebVision, Inc. As its CEO & CTO, he created the strategic plan and the direction of the Company securing venture funding from several firms including Freeman Spogli and TL Ventures. As its CEO, he planned and implemented a state of the art Network and Security Operations Center ("NOC") for both Network and Systems monitoring in today's Internet age. Mr. Bhatti holds an MS and MBA in Finance and a BS in Industrial Management
(1976) from Northrop University and has over 25 professional certifications in a wide variety of advanced systems and software disciplines.

Umesh Patel. Mr. Patel has over 14 years experience in business development and sales with an exceptional knowledge of education domain. He has successfully managed multiple companies in the medical industry. Mr. Patel has developed effective sales teams in diverse industries, products and technologies, specifically in the education and medical industries. In addition, Mr. Patel is experienced in product quality and assurance programs. In 1995, Mr. Patel became the Vice President of Operations at Cyber net Solutions. As the V.P. of Operations, Mr. Patel managed medical transcriptions and website development projects from concept to implementation. He works closely with clients to analyze the business requirements and build system models. From 1990 to 2001, Mr. Patel served as the President of Tech Med Billing Services, where he was responsible for managing and projecting financials for the company in addition to managing sales, marketing, accounting and human resources.

Al Jinnah. Mr. Jinnah has been a practicing attorney for more than 35 years. His experience encompasses practice in various jurisdictions, including California, Ontario, Canada and England. He has wide experience in business law and civil litigation having served as in-house counsel for corporation in numerous industries, both inside and outside the United States.

Effective January 20, 2004, Eric Borgeson, who was the Registrant's sole director and executive officer prior to the Effective Time of the Merger, resigned, in seriatim, and appointed its current directors and executive officers. See "Change in Control of Registrant" of Item 1, above, and "Management of the Registrant After the Effective Date of the Merger" of Item 1, above.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FreePCSQuote.Com, Inc.

                                By: /s/ Aurangzeb Bhatti
                                    --------------------------------------
                                    Name: Aurangzeb Bhatti
                                    Title: President

Dated:  January 30, 2004

                                  Exhibit Index

         2.1 Agreement and Plan of Merger, dated as of January 16, 2004, by and among FreePCSQuote.Com, Inc., FPQT Acquisition Corporation and Digital Learning Institute, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND Exhibits.

(a): Financial Statements of Businesses Acquired. It is impracticable at this time for the Registrant to provide the financial statements of the business acquired that are required to be included herein. The Registrant undertakes to file such required financial statements as soon as practicable, but in no event later than March 26, 2004.

(b): Pro Forma Financial Information. It is impracticable at this time for the Registrant to provide the pro forma financial information that are required to be included herein. The Registrant undertakes to file such required pro forma financial information as soon as practicable, but in no event later than March 26, 2004.

(c): Exhibits:

         2.1 Agreement and Plan of Merger, dated as of January 16, 2004, by and among FreePCSQuote.Com, Inc., FPQT Acquisition Corporation and Digital Learning Institute, Inc.